UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): July 10, 2006

                         AMERICAN RETIREMENT CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

           Tennessee                  01-13031                   62-1674303
----------------------------        ------------             -------------------
(State or Other Jurisdiction        (Commission               (I.R.S. Employer
      of Incorporation)             File Number)             Identification No.)

     111 Westwood Place, Suite 200
         Brentwood, Tennessee                                      37027
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(Address of Principal Executive Offices)                         (Zip Code)

                                 (615) 221-2250
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

     On July 10, 2006, Brookdale Senior Living Inc. ("Brookdale") filed with the Securities and Exchange Commission Amendment No. 1 to its Registration Statement on Form S-1 (No. 333-135030) in which Brookdale provided certain preliminary financial and operating data about American Retirement Corporation in the section entitled "Prospectus Summary -- Recent Developments" regarding the quarter ended June 30, 2006, a copy of which is furnished as Exhibit 99.1 and incorporated herein by reference in its entirety.


Item 9.01 Financial Statements and Exhibits.

(c)    Exhibits

99.1 Excerpt from the prospectus of Brookdale Senior Living Inc. included in Amendment No.1 to its Registration Statement on Form S-1 (No. 333-135030) under the caption "Prospectus Summary -- Recent Developments".











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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     AMERICAN RETIREMENT CORPORATION


                                     By: /s/ Bryan D. Richardson
                                         ---------------------------------------
                                         Bryan D. Richardson
                                         Executive Vice President - Finance and
                                         Chief Financial Officer

Date: July 10, 2006











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

                                  EXHIBIT INDEX


Exhibit
Number          Description
-------         -----------

99.1            Excerpt from the prospectus of Brookdale Senior Living Inc.
                included in Amendment No.1 to its Registration Statement on Form S-1 (No. 333-135030) under the caption "Prospectus Summary -- Recent Developments".






















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